SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

  Filed by the Registrant |X|
  Filed by a Party other than the Registrant |_|

  Check the appropriate box:

     |_|  Preliminary Proxy Statement         |_| Confidential, For Use of the
     |X|  Definitive Proxy Statement              Commission Only (as permitted
     |_|  Definitive Additional Materials         by Rule 14a-6(e)(2))
     |_|  Soliciting Material Under Rule 14a-12

                               CHISTE CORPORATION
                (Name of Registrant as Specified in Its Charter)

          ------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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

                               CHISTE CORPORATION
                                C/0 HYDROGEN LLC
                               1801 ROUTE 51 SOUTH
                       JEFFERSON HILLS, PENNSYLVANIA 15025
                                   -----------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 16, 2005
                                   -----------

      NOTICE IS HEREBY GIVEN that the special meeting of shareholders of Chiste Corporation will be held at the headquarters of the company at 1801 Route 51 South, Jefferson Hills, Pennsylvania 15025 on Tuesday, August 16, 2005 at 9:00 a.m. local time, for the following purposes:

      1. To amend the certificate of incorporation to change the name of the corporation from "Chiste Corporation" to "HydroGen Corporation";

      2. To effect a reverse split of the common stock of the corporation at the rate of one new share for 25 shares of common stock currently outstanding; and

      3.    To approve the 2005 Performance Equity Plan, as amended; and

      4. To transact such other business as may properly come before the meeting, and any adjournment(s) thereof.

      The transfer books will not be closed for the special meeting. Only shareholders of record at the close of business on July 29, 2005 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

      You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the meeting. In order to assure the presence of a quorum, whether or not you expect to attend the meeting in person, please sign and date the accompanying proxy card and mail it promptly in the enclosed addressed, postage prepaid envelope. You may revoke your proxy if you so desire at any time before it is voted.

                                           By Order of the Board of Directors


                                           Scott Schecter
                                           Secretary


Jefferson Hills, Pennsylvania
August 1, 2005

                               CHISTE CORPORATION

                                 PROXY STATEMENT


                               GENERAL INFORMATION

         This proxy statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by our board of directors to be used at the special meeting of shareholders to be held at 9:00 a.m. local time, on Tuesday, August 16, 2005 and any adjournments. The special meeting will be held at 1801 Route 51 South, Jefferson Hills, Pennsylvania 15025. The matters to be considered at the meeting are set forth in the attached Notice of Meeting.

         Our executive offices are located at 1801 Route 51 South, Jefferson Hills, Pennsylvania 15025. This proxy statement and the enclosed form of proxy are first being sent to shareholders on or about August 1, 2005.

Record Date; Voting Securities

         Our board of directors has fixed the close of business on July 29, 2005 as the record date for determination of shareholders entitled to notice of, and to vote at, the special meeting. As of July 29, 2005, we had issued and outstanding 9,396,629 shares of common stock, par value $.001 per share and 953,824 shares of Series B Preferred Stock, par value $.001 per share, our two outstanding classes of voting securities. The common stock and Series B Preferred Stock vote on all matters as one class, except as to matters that are specifically reserved to the vote of the Series B Preferred Stock as a class.

         Each common stock holder is entitled to one vote for each share of common stock registered in his or her name on the record date. Each Series B Preferred Stock holder is entitled to 185.35215 votes for each share of preferred stock registered in his or her name on the record date. The matters being presented to the security holders at this special meeting will require the vote of the common stock and Series B Preferred Stock voting together. On such issues, there will be the equivalent of 186,189,958 votes entitled to vote on the matters at this special meeting.

Voting Agreements

         Holders of 943,843 shares of Series B Preferred Stock, representing the equivalent of 174,943,329 votes entitled to vote on the matters at this special meeting, and Keating Reverse Merger Fund LLC a holder of 7,545,000 shares of common stock have agreed to vote in favor of the proposal to change the name of the company and in favor of the proposal to reverse split the outstanding common stock. These agreements were entered into in connection with the private placement of the shares of preferred stock and the exchange transaction by which Chiste acquired HydroGen LLC as its operating subsidiary. In the event that any of the holders of these shares of Series B Preferred Stock and common stock do not vote as they have agreed, either by a vote against, abstention or not voting, they have granted to Mr. Joshua Tosteson, the company's president, the proxy to vote their shares on their behalf, as their attorney in fact and representative. If he obtains the right to vote any of these shares, he intends to vote in favor of the name change and the reverse split. If Mr. Tosteson obtains the right to vote all of the above shares, under the voting agreements he would have the right to vote an aggregate of 182,488,329 votes out of a maximum of 186,189,958 votes on these two matters, representing 98% of all the votes on these two matters.

         The vote in favor of the reverse split will cause of the Series B Preferred Stock to be converted into 7,071,733 (the initial conversion rate of 185.35215, adjusted for the reverse split, as provided in the certificate of designations) shares of common stock upon filing and acceptance of the amendment to the certificate of incorporation of the company. The conversion is automatic, and once converted, the Series B Preferred Stock will be terminated and the shares of preferred stock returned to the status of authorized but un-issued shares of preferred stock available for future issuance. In that event, the company will arrange through its transfer agent to issue the certificates representing the common stock issuable on conversion. Holders of the Series B Preferred Stock will not be required to return to the company the certificates representing the preferred stock.

         In addition to the grant of voting authority over the name change and reverse split, the holders of the Series B Preferred Stock have agreed to vote for Leo Blomen, Joshua Tosteson, each of two individuals designated by each of Messrs. Blomen and Tosteson, and a designee of Keating Reverse Merger Fund, LLC to serve as directors of Chiste. They also agree to maintain the board of directors at five persons. The term of this voting agreement provision is for one year, except that certain institutional investors holding the equivalent of 39,214,769 votes are bound by this agreement only until October 5, 2005.

Solicitation, Voting and Revocation of Proxies

         Proxies in the form enclosed are solicited by and on behalf of our board of directors. The persons named in the proxy have been designated as proxies by our board of directors. Any proxy given pursuant to this solicitation and received in time for the meeting will be voted as specified in the returned proxy, except in respect of the Series B Preferred Stock where a proxy that presents a vote against or abstention on either the name change or reverse split proposals will be nullified pursuant to the voting agreement above described, and voted by Mr. Tosteson in favor of those two proposals. If no instructions are given, proxies returned by shareholders will be voted "FOR" the name change, the reverse split and the 2005 Performance Equity Plan and as the proxies named in the proxy determine in their discretion with respect to any other matters properly brought before the meeting. Any proxy may be revoked by written notice received by our secretary at any time prior to the voting at the meeting, by submitting a subsequent proxy or by attending the special meeting and voting in person. Notwithstanding the foregoing, if a proxy for any shares of Series B Preferred Stock subject to the voting agreement is revoked, withdrawn or voted against the name change or reverse split proposals, Mr. Tosteson will assert his right to vote the shares in favor of those proposals as provided in the voting agreement. Attendance by a shareholder at the special meeting does not alone serve to revoke his or her proxy.

         The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting.

         A proxy submitted by a shareholder of common stock may indicate that all or a portion of the common shares represented by his or her proxy are not being voted ("shareholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. The shares of common stock subject to a proxy which are not being voted on a particular matter because of either a shareholder withholding or a broker non-vote will not be considered shares present and entitled to vote on the matter. These common shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that the shares are not being voted on any matter at the meeting, in which case the shares will not be counted for purposes of determining the presence of a quorum.

         The Series B Preferred Stock is subject to voting agreements. Hence, if the holder does not vote the shares or there is a broker non-vote in respect thereof, Mr. Tosteson will exercise his proxy over the shares and therefore they will be considered present and entitled to vote on the matters of the name change and the reverse split. Such preferred shares will also be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum

         The name change and the reverse split will both require the affirmative vote of a majority of the shares present and entitled to vote on the matters. Therefore, an abstention or a broker non vote will have the effect of a negative vote.

         All other matters that may be brought before the shareholders, including the approval of the 2005 Performance Equity Plan, must be approved by the affirmative vote of a majority of the votes cast at the meeting. Abstentions from voting in this case are counted as "votes cast" with respect to the proposal and, therefore, have the same effect as a vote against the proposal. Shares deemed present at the meeting but not entitled to vote because of either shareholder withholding or broker non-vote are not deemed "votes cast" with respect to the proposal and therefore will have no effect on the vote.

Current Reports

         Our Current Report on Form 8-K, dated July 7, 2005, which contains our audited financial statements for the years ended December 31, 2003 and 2004 and unaudited financial statements for the three month periods ended March 31, 2005 and 2004 and the period November 11, 2001 (inception) through March 31, 2005, is being mailed along with this proxy statement. We are also mailing with this proxy statement our Current Report on From 8-K dated July 6, 2005, as amended July 13, 2005 in which is described the change of independent accountants.

         We will provide to you exhibits to the Current Reports upon payment of a fee of $.25 per page, plus $5.00 postage and handling charge, if requested in writing to the Secretary, Chiste Corporation, c/o HydroGen LLC, 1801 Route 51 South, Jefferson Hills, Pennsylvania 15025

Security Ownership of Certain Beneficial Owners

         The following table sets forth certain information regarding our common stock beneficially owned on July 29, 2005, for (i) each shareholder known to be the beneficial owner of 5% or more of Chiste's outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group on a pre-reverse split and post-reverse split basis, and assuming all options granted to Messrs. Schecter and Wilshire are fully vested. The table assumes a total of 186,189,958 and 7,447,599 shares of Chiste's common stock outstanding on a pre- and post-reverse split basis, respectively, and on a Series B Preferred Stock as-converted basis.

----------------------------------------------------- --------------------- --------------------- --------------------
                                                           Amount of             Amount of
                                                           Beneficial            Beneficial           Percent of
                                                           Ownership             Ownership            Beneficial
              Name of Beneficial Owner                (Pre-Reverse Split)   (Post-Reverse Split)       Ownership
----------------------------------------------------- --------------------- --------------------- --------------------
Leo Blomen(1)                                              10,289,639             411,586                5.53%
----------------------------------------------------- --------------------- --------------------- --------------------
Joshua Tosteson(1)(2)                                      13,577,416             543,097                7.29%
----------------------------------------------------- --------------------- --------------------- --------------------
Scott Schecter(1), (3)                                     5,148,647              205,946                2.72%
----------------------------------------------------- --------------------- --------------------- --------------------
Scott Wilshire(1), (4)                                     2,144,200               85,768                1.14%
----------------------------------------------------- --------------------- --------------------- --------------------

----------------------------------------------------- --------------------- --------------------- --------------------
                                                           Amount of             Amount of
                                                           Beneficial            Beneficial           Percent of
                                                           Ownership             Ownership            Beneficial
              Name of Beneficial Owner                (Pre-Reverse Split)   (Post-Reverse Split)       Ownership
----------------------------------------------------- --------------------- --------------------- --------------------
FuelCell Holdings, LLC(5)                                  18,936,132             757,445               10.17%
----------------------------------------------------- --------------------- --------------------- --------------------
Pequot Capital Management, Inc.(6)                         19,157,813             766,313               10.29%
----------------------------------------------------- --------------------- --------------------- --------------------
SAC Capital Associates, LLC(7)                             9,803,646              392,146                5.27%
----------------------------------------------------- --------------------- --------------------- --------------------
Security Management Company, LLC(8)                        39,214,769            1,568,591              21.06%
----------------------------------------------------- --------------------- --------------------- --------------------
Keating Reverse Merger Fund, LLC(9)                        7,545,000              301,800                4.05%
5251 DTC Parkway, Suite 1090
Greenwood Village, Colorado  80111
----------------------------------------------------- --------------------- --------------------- --------------------
All Executive Officers and Directors as a group            31,159,902            1,246,396              16.30%
(four persons)(3)(4)
----------------------------------------------------- --------------------- --------------------- --------------------

(1)      c/o 1801 Route 51 South, Jefferson Hills, Pennsylvania 15025.

(2) The holders of Series B Preferred Stock representing 943,843 shares of preferred stock and voting authority equivalent to 174,943,329 shares of common stock, and Keating Reverse Merger Fund, LLC which holds 7,545,000 shares of common stock have agreed to vote in favor of the proposals to change the corporate name and to reverse split the common stock at the rate of one new share of common stock for each 25 shares of common stock outstanding. If they do not vote in favor of or do not vote at all, then Mr. Tosteson has the authority to vote the shares pursuant to the voting agreement on these two matters. In that event, Mr. Tosteson would be deemed to have voting authority over the equivalent of 182,488,329 shares (including those shares over which he has ownership), representing 98% of the voting authority on the two matters. Once these proposals are determined at this special meeting, the voting agreement will terminate as to these matters.

(3) Includes options to purchase 2,852,875 shares Chiste's common stock at an exercise price of approximately $0.18 per share on a pre-Reverse Split basis, and options to purchase 114,115 shares Chiste's common stock at an exercise price of approximately $4.34 per share on a post-Reverse Split basis.

(4) Includes options to purchase 2,144,200 shares Chiste's common stock at an exercise price of approximately $0.18 per share on a pre-Reverse Split basis, and options to purchase 85,768 shares Chiste's common stock at an exercise price of approximately $4.34 per share on a post-Reverse Split basis.

(5) FuelCell Corporation of America has an address at 3201 Enterprise Parkway, Suite 460, Beachwood, Ohio 44122. Mr. Saul Siegel has investment authority over these shares.

(6) Shares beneficially owned by Pequot Capital Management, Inc. represent 66,150 shares of Series B Preferred Stock held of record by Pequot Scout Fund, L.P. and 37,209 shares of Series B Preferred Stock held of record by Pequot Mariner Master Fund, L.P. Pequot Capital Management, Inc., which is the investment manager to the above named funds exercises sole dispositive, voting and investment power for all the shares. Arthur J. Samberg is the sole shareholder of Pequot Capital Management, Inc. and disclaims beneficial ownership of the shares except for his pecuniary interest.

(7) S.A.C. Capital Associates, LLC has an address at 158 Victoria House, The Valley, Anguilla, BWI. S.A.C. Capital Advisors LLC has the voting authority over these shares.

(8) Security Management Company, LLC is the investment advisor to (a) SBL Fund, Series J. (b) Security Mid Cap Growth Fund, (c) Security Equity Fund, Mid Cap Values Series, and (d) SBL Fund, Series V (collectively, the "Funds"). Each of the Funds is an investment company registered under the Investment Company Act of 1940, as amended. The securities listed in the table above are owned by the Funds. As investment advisor, Security Management Company, LLC may be deemed to be the beneficial owner of such securities.

(9) Keating Reverse Merger Fund, LLC is not owned by or affiliated with Kevin R. Keating and disclaims any beneficial interest in the shares of Chiste's common stock owned by Kevin R. Keating. Keating Reverse Merger Fund, LLC has the right to nominate a director of Chiste.

Officers and Directors

         The following persons are our directors and officers since July 7, 2005 the effective date of the exchange transaction in which we acquired HydroGen LLC as our wholly-owned subsidiary:

         Name                      Age      Position
         Leo Blomen                50       Chief Executive Officer and Director
         Joshua Tosteson           33       President and Director
         Scott Schecter            48       Chief Financial Officer
         Scott Wilshire            43       Chief Operating Officer

         Dr. Blomen has been the Chief Executive Officer of HydroGen since 2001, and has been active in fuel cells for almost 20 years. From 1996 to 2000, Dr. Blomen served as Executive Director and Head of the International Division of NUON, the largest electric, gas, water and telecom utility company in the Netherlands serving millions of customers and with over $4 billion in revenues. Dr. Blomen was responsible for starting and building a portfolio of over 20 companies in countries such as USA, UK, China, Czech Republic, and Israel. He served on the Boards of most of those companies, and invested several $100's million successfully. Among these investments were a number of fuel cell projects, including the installation and operation of the world's first 100 kW solid oxide fuel cell (SOFC) system, supplied by Westinghouse to a consortium led by NUON. Prior to his NUON assignment, he worked on several energy companies through his own consulting company Blomenco B.V., including the Dutch company Heron Turbines B.V., which has built a compact 1.4 MW gas turbine with 43% net electrical efficiency. Dr. Blomen was also responsible for making the first designs of fuel cell / gas turbine combination systems under contract from Westinghouse. He was the primary editor of a book on Fuel Cell Systems (Plenum Press, 1993). From 1983 to 1992, Dr. Blomen served in several capacities for the engineering contractor KTI (Kinetics Technology International), a world leader in hydrogen plant construction, most of the time on its Board and as Group VP. He initiated and managed over 40 research, development and demonstration projects in Europe and the USA, including the construction of the first two PAFC power plants in Europe, as well as several steam reformer developments. Dr. Blomen is a co-founder of the EFCG (European Fuel Cell Group) and has served as its Treasurer throughout its existence. EFCG merged with FuelCell Europe in 2004. He holds a doctorate of medicine from Leiden University and an engineering degree in chemical technology from Delft University. Dr. Blomen will devote a minimum of 50% of his professional time to Hydrogen, augmenting the day-to-day full time management activities of Mr. Tosteson with his decades of experience in portfolio management of companies. The Messrs. Blomen and Tosteson have developed this management model over the past three years of intensive collaboration in developing HydroGen.

         Mr. Tosteson has been the President of HydroGen since 2001 and has been active in the fields of earth systems science, education, public outreach, management consulting, and environmental entrepreneurship for over 10 years. He is a co-founder of FullCircle LLC, a New York-based company that deploys facilities to remediate organic waste streams and produce high-value organic soil amendments, and which consults to international development and aid organizations. Over 2000-2001, Mr. Tosteson served on assignment as Eco-Industrial Development Manager for the redevelopment of a deactivated army ammunition site in Louisiana. In this capacity on behalf of the Operations Support Command of the US Army, Mr. Tosteson and colleagues attracted over $20MM in private and Federal investment to establish two new commercial manufacturing operations on the site utilizing regionally available waste streams as feedstock. From 1994-97, Mr. Tosteson served in various capacities as a management consultant for the Biosphere 2 facility in Oracle, AZ, supporting a comprehensive effort to re-tool and reorganize the project that culminated in a long-term facility management contract with Columbia University. Concurrently to that assignment he served as an Adjunct Fellow and researcher at the Kennedy School of Government, Harvard University. He has published widely in the peer-reviewed and popular literature. He holds degrees in environmental science and public policy (BA, Harvard University) and atmospheric science (MA, Columbia University).

         Mr. Schecter was the interim Chief Financial Officer of HydroGen from June 2004 to April 2005, when he became the Chief Financial Officer on a full time basis. From 1994-2004, Mr. Schecter, a CPA, served as Vice President, Chief Financial Officer and Treasurer of Fuel-Tech N.V., a publicly-traded technology company in the air pollution control, fuel treatment and software businesses. He also served as Chief Financial Officer of Clean Diesel Technologies, Inc., a publicly-traded development stage company in the specialty chemical business from 1995 through 1999. In 1990, Mr. Schecter participated in a management buyout of American Vision Centers, Inc., a consumer products company, and served as that company's Senior Vice President and Chief Financial Officer through January 1994. After graduating with his MBA from the Wharton School of the University of Pennsylvania, Mr. Schecter served as a corporate development officer for W. R. Grace & Co. from 1986-1990, focusing on acquisitions, strategic investments and divestitures. Mr. Schecter received his B.S. in Accounting from the State University of New York at Albany, and was a member of the Board of Directors of Fuel Tech, Inc. (the operating subsidiary of Fuel-Tech N.V.) and American Vision Centers, Inc. Mr. Schecter is a director of DayStar Technologies, Inc., a company engaged in photovoltaic solutions.

         Mr. Wilshire has been HydroGen's Chief Operating Officer since March 2005. From November 2000 to March 2005, Mr. Wilshire was Director of Marketing Engagement of Plug Power Inc., a development stage company that designed, developed and manufactured on-site electric power generation systems using proton exchange membrane fuel cells for stationary applications. From March 1999 to November 2000, Mr. Wilshire was the Director of Large Stationary Systems/GE Interface of Plug Power Inc., responsible for a joint venture with General Electric Company working in the development of a residential fuel cell product and directing marketing and product development for Plug Power's first successful large-scale fuel cell system. From April 1986 to March 1999, Mr. Wilshire was employed at KAPL Inc, a Lockheed Martin Company, in various capacities, including Principal Field Engineer from 1986 to 1993, Lead Engineer, Materials and Maintenance from 1993 to 1995 relating to engineering, planning and execution of an inactivation of a nuclear reactor test facility, Manager of S9G Servicing Development from 1995 to 1997 responsible for design and development of major systems and equipment support for the installation and servicing of advanced submarine power plants, and Manager of Pressure Vessel Removal from 1997 to 1999 responsible for removal and disposal of three expended naval nuclear power plant reactor vessels. Mr. Wilshire was employed by GE Nuclear Energy as a nuclear field engineer from 1984 to 1986. He received a Bachelor of Science degree in Marine Engineering/Nuclear Engineering from the United States Merchant Marine Academy, a Master of Business Administration from Rensselaer Polytechnic Institute, and completed the U.S. Navy Nuclear Power Engineering School.

Employment Arrangements

         Since the Exchange, Dr. Leo Blomen has been a director and the Chief Executive Officer of Chiste. Dr. Blomen currently is not employed under a written contract. The basic terms of an agreement have been negotiated, subject to approval of the board of directors and final negotiation about certain tax issues relating to Dr. Blomen being a Dutch national. Dr. Blomen is entitled to a compensation package of approximately $200,000 and is provided benefits comparable to the other executives of HydroGen.

         Since the Exchange, Joshua Tosteson has been a director and the President of Chiste. HydroGen has entered into an employment agreement with Mr. Tosteson as the President for a period of three years commencing April 1, 2005, renewable on an automatic basis annually thereafter. Mr. Tosteson is obligated to spend his full business time on the requirements of HydroGen and Chiste. The agreement may be terminated for cause at any time by HydroGen. If the agreement is terminated without cause, HydroGen will owe Mr. Tosteson six months severance pay. Mr. Tosteson will be paid an annual salary of $185,000, which will be increased to $225,000 upon completion of a secondary offering of the post-merger company. Mr. Tosteson will be entitled to various bonuses upon HydroGen reaching various milestones which will be determined by the Chief Executive Officer and Mr. Tosteson within the next several months. Mr. Tosteson will be eligible to participate in the standard benefits offered to all employees of HydroGen, including coverage under the company medical and disability plans.

         Since the Exchange, Scott Schecter has been the Chief Financial Officer of Chiste. HydroGen has entered into an employment agreement with Mr. Schecter as the Chief Financial Officer of HydroGen for a period of three years at the rate of $200,000, increasing to $250,000 upon the completion of a secondary offering of the post-merger company. The agreement may be terminated at any time for cause, however if Mr. Schecter is terminated without cause, he is entitled to one year severance pay from HydroGen, plus the acceleration of certain rights to options that would have been otherwise earned. Mr. Schecter is obligated to spend his full business time on the requirements of HydroGen and Chiste. Mr. Schecter received an equity interest in HydroGen (which will convert into Series B Preferred Shares) as part of his prior consulting agreement. Under the new agreement, Mr. Schecter has been granted an option commencing April 2005 to acquire Chiste common stock after the Exchange for 114,115 shares on a post-Reverse Split basis, exercisable until April 2015 at approximately $4.34 per share. These options vest ratably each month until April 2008. He also will be eligible to receive awards of additional options to acquire future awards of common stock of Chiste. Mr. Schecter will be eligible to participate in the standard benefits offered to all employees of HydroGen, including coverage under the company medical and disability plans.

         Since the Exchange, Scott Wilshire will be the Chief Operating Officer of Chiste. In March of 2005 HydroGen entered into an employment agreement with Mr. Wilshire as the Chief Operating Officer of HydroGen for a period of three years at the rate of $150,000 per year, increasing to $180,000 upon completion of second offering of the post merger company. In addition, Mr. Wilshire is entitled to bonuses based upon his performance and the performance of the company. Mr. Wilshire is obligated to spend his full business time on the requirements of HydroGen and Chiste. Mr. Wilshire can be terminated at any time for cause. If Mr. Wilshire is terminated without cause, he is entitled to receive one year severance pay. Under the terms of this contract Mr. Wilshire has earned, and continues to earn, an equity interest in HydroGen. This arrangement will be modified to a right to acquire common stock of Chiste after the Exchange representing 85,768 shares of Chiste common stock at an exercise price of approximately $4.34 per share on a post-Reverse Split basis, exercisable until January 31, 2015 once vested. These options vest ratably each month until March 2008. Mr. Wilshire will be eligible to participate in the standard benefits offered to all employees of HydroGen, including coverage under the company medical and disability plans.

         Hydrogen has entered into an employment agreement with Mr. Gregory Morris as the Senior Vice-President. Mr. Morris will be paid an annual salary of $110,000, increasing to $160,000 after completion of a secondary offering of the post-merger company. In addition, Mr. Morris will be entitled to receive both cash and an award of shares of common stock of Chiste after the Exchange in the event that he generates certain sales opportunities for HydroGen, upon closing of those sales. The amount of cash and stock earned will depend upon the size of the sales. Mr. Morris can be terminated any time with cause. If he is terminated without cause, he is entitled to six months severance, plus whatever bonuses he may earn if HydroGen closes, within six months of termination, on a sale opportunity he generated. Mr. Morris will devote a minimum of 70% of his workday to HydroGen. He will be eligible to participate in the standard benefits offered to all employees of HydroGen, including coverage under the company medical and disability plans.

Board of Directors - Committees

         Until further determination by the board, the full board of directors will undertake the duties of the audit committee, compensation committee and nominating committee of the board of directors.

Director Compensation

         Persons who are directors but employed by Chiste or a subsidiary will not receive additional compensation for their directorships. Other directors will be paid an annual retainer, reimbursed expenses and granted options or similar equity awards in amounts to be determined by the board of directors.

Code of Ethics

         The board of directors adopted a code of ethics that is designed to deter wrongdoing and to promote ethical conduct and full, fair, accurate, timely and understandable reports that the company files or submits to the SEC and others. A copy of the code of ethics was filed as an exhibit to the Current Report on Form 8-K dated July 7, 2005.

         Shareholders may contact members of the board of directors by writing to them in care of the corporate secretary at the headquarters. The corporate secretary will forward correspondence received to the directors from time to time.

Change of Control Transaction

         On May 13, 2005, Chiste, entered into an Exchange Agreement with HydroGen, LLC, an Ohio limited liability company, certain members of HydroGen representing approximately 69.7% of the then outstanding membership interests, and Keating Reverse Merger Fund, LLC ("KRM Fund"), then majority shareholder of Chiste. The closing of the transactions contemplated by the Exchange Agreement occurred on July 7, 2005. At the closing, pursuant to the terms of the Exchange Agreement, Chiste acquired all of the outstanding membership interests of HydroGen (the "Interests") from all the HydroGen members. All the HydroGen members either executed or joined the Exchange Agreement prior to the closing, including persons investing in membership units as part of a private placement by HydroGen. The completion of the HydroGen private placement of membership units for a minimum gross proceeds of $5,000,000 and a maximum of $10,000,000 was a condition to the closing. HydroGen raised $6,536,283 in gross proceeds from the private placement, and the holders of $2,000,000 of notes converted the principal amount of their notes into membership units in the private placement. In the exchange transaction, Chiste issued to the HydroGen members, including the new investors and converting note holders, an aggregate of 742,255 shares of

Series B Convertible Preferred Stock which are convertible into shares of Chiste's common stock. In addition, immediately following the closing of the exchange transaction, Chiste sold to four institutional investors, an aggregate of 211,569 shares of Series B Preferred Stock for an aggregate purchase price of $7,000,000, on the same terms as the preferred stock was issued and sold in the HydroGen private placement and exchange.

         At the closing, HydroGen became a wholly-owned subsidiary of Chiste and will continue as the principal operating company.

         At the closing, Kevin R. Keating resigned as the then sole officer and director of Chiste and the current directors were appointed to the board of directors. Immediately after the closing, the new board of directors appointed the officers of the company. Because of the issuance of the Series B Preferred Stock, the control of the company by KRM Fund as the principal holder of common stock was diluted to a 3.87% interest, and new management obtained approximately 16.3% of the voting control of the outstanding voting securities of the company, subject to the provisions of the voting agreements which in certain circumstances may increase that control. In addition, several other persons or entities became significant shareholders of Chiste.

Certain Transactions

         Pursuant to a Disposition of Collateral and Settlement Agreement dated June 30, 2003, Aztore Holdings, Inc. ("Aztore") acquired and disposed of all Dyna-Cam engine business assets in a negotiated transaction.

         Chiste entered into an agreement with Jack E. Dahl, a former President. Under this agreement, as a result of the Asset Disposition, Mr. Dahl was paid a cash fee of $50,000 plus 20,000 shares of common stock in complete settlement of all his claims on our books at that time. Mr. Dahl resigned as an officer and director on July 2, 2003 and waived his stock options by mutual agreement. As a result of the Asset Disposition, effective June 30, 2004, all outstanding shares of Series A Preferred Shares were converted into 111,292 shares of common stock and the entire class of Series A Preferred Shares was retired.

         Immediately following the Asset Disposition, Aztore reinstated and amended the line of credit ("LOC") reducing the amount of the LOC to $250,000 effective June 30, 2003. On August 30, 2003, Aztore agreed to further amend the LOC to increase the LOC to $800,000 and extend the maturity to March 31, 2006.

         An Existing Shareholder Rights Agreement, wherein certain shareholders were granted anti-dilution and certain other rights, was terminated effective June 30, 2003.

         As part of the Asset Disposition, all stock options issued under our Equity Incentive Plan was terminated by mutual agreements and settlements effective June 30, 2003. The Equity Incentive Plan remains in force.

         On July 1, 2004, Aztore, PHL, Ms. Wilks and Mr. Palmer entered into a Purchase and Settlement Agreement whereby PHL, Ms. Wilks and Mr. Palmer sold all of their ownership interests in the Company to Aztore. The purchase of these shares gave Aztore controlling ownership as of July 1, 2003.

         As part of the Asset Disposition, the Purchaser required us to change our name from Dyna-Cam Engine Corporation. On April 2, 2004, at a special meeting our shareholders voted to change our name to Chiste Corporation. In addition, shareholders of the company approved the reverse split.

         On May 3, 2004, as an inducement to KRM Fund to enter into a Securities Purchase Agreement ("SPA"), Chiste agreed to settle the aggregate of $725,925 of Secured Notes due Aztore under the Amended LOC Agreement, including $44,918 of accrued interest, by issuing Aztore a New Secured Note for $664,500. This Settlement Agreement also released Chiste from all future amounts due Aztore, which Aztore has earned or may earn, including investment banking fees, warrant exercise fees and any other fees and reimbursements under its Advisory Agreement. As another condition of this settlement, Aztore assumed other liabilities totaling $42,030 ("Other Liabilities") and agreed to indemnify and hold Chiste harmless from claims, expenses and or liabilities relating to the Other Liabilities.

         On May 4, 2004, pursuant to the SPA, Chiste sold to KRM Fund an aggregate of 800,000 shares of common stock at a price of $0.10 per share for a total purchase price of $80,000. Concurrently, KRM Fund purchased the New Secured Note from Aztore, which KRM Fund immediately converted into 6,645,000 shares of common stock.

         In order to fund Chiste's working capital needs, on May 27, 2004, Chiste sold to KRM Fund 100,000 shares of common stock at a purchase price of $0.10 per share, for an aggregate consideration of $10,000.

         On May 27, 2004, 400,000 shares of Chiste's common stock were issued to Kevin R. Keating, our sole officer and director, as compensation for services valued by Chiste at $40,000.

         On June 10, 2004, Chiste entered into a contract with Vero Management, LLC ("Vero") for managerial and administrative services. Vero has not been engaged to provide, and Vero does not render, legal, accounting, auditing, investment banking or capital formation services. Kevin R. Keating is the manager of Vero. The term of the contract is for one year. In consideration of the services provided, Vero will be paid $1,000 for each month in which services are rendered.

         Kevin R. Keating, is the father of the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KRM Fund, which was the majority shareholder of Chiste prior to the exchange. Keating Investments, LLC is also the managing member and 90% owner of Keating Securities, LLC, a registered broker-dealer. Kevin R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, KRM Fund or Keating Securities, LLC and disclaims any beneficial interest in the shares of Chiste's common stock owned by KRM Fund. Similarly, Keating Investments, LLC, KRM Fund and Keating Securities, LLC disclaim any beneficial interest in the shares of Chiste's common stock currently owned by Kevin R. Keating.

         At or prior to the closing of the exchange transaction, Chiste had certain financial advisory agreements with Keating Securities, LLC ("Keating Securities"), a registered broker-dealer, under which Keating Securities was compensated by Chiste for its advisory services rendered to Chiste in connection with the exchange transaction. The transaction advisory fee was $325,000, with the payment thereof being subject to the closing of the exchange transaction. Keating Securities, LLC is an affiliate of Keating Investments, LLC, the managing member of KRM Fund, the then controlling shareholder.

         HydroGen LLC leases the Jefferson Hills, Pennsylvania manufacturing and office facilities from a corporation that is an affiliate of Fuel Cell Corporation and is controlled by Saul Siegal. Fuel Cell Corporation is a greater than 5% shareholder of Chiste. The lease is on a month-to-month basis and may be terminated on 30-days notice. HydroGen is in the process of negotiating new terms for this lease.

                      PROPOSAL 1: CHANGE OF CORPORATE NAME

         On July 21, 2005, the board of directors authorized a change in our corporate name to "HydroGen Corporation" and thereafter an amendment to Article First of the company's Articles of Incorporation. A form of certificate of amendment to our articles of incorporation is attached to this proxy statement as Exhibit A.

         In the judgment of the board of directors, the change of our corporate name is desirable to more correctly reflect our business operations which are conducted through our wholly owned subsidiary, HydroGen LLC, a company organized to design, manufacture, market and distribute fuel cells and energy systems using phosphoric acid fuel cells and the ownership of certain technology, proprietary rights, and to hold manufacturing assets for the production of 400kW, air-cooled phosphoric acid fuel cell modules. The board believes that the operating subsidiary has begun to develop brand recognition and goodwill under its name, and it desires to continue that development at the holding company level. The board of directors also believes that it will eliminate confusion about the nature of its business objective and operations if there is a similarity of names among its corporate entities.

Approval Requirement and Board of Directors Recommendation

         The approval of the proposed amendment requires the favorable vote of the holders of a majority of the outstanding shares of common stock and shares of Series B Preferred Stock on an as converted basis, voting together as a single class.

         The board of directors believes that the advantages of the proposed amendment implementing a change of corporate name outweigh the possible disadvantages of the amendment. Accordingly, the board of directors has unanimously approved the proposed amendment and unanimously recommends approval by shareholders.

                  PROPOSAL 2: REVERSE SPLIT OF THE COMMON STOCK

         On July 21, 2005, the board of directors authorized a change in the number of outstanding shares of common stock by means of a reverse split at the rate of one new share of common stock for every 25 shares of outstanding common stock and thereafter an amendment to Article Fourth of the company's Articles of Incorporation. A form of certificate of amendment to our articles of incorporation is attached to this proxy statement as Exhibit A.

         The reverse split will change neither the number of authorized shares of common stock nor the par value of a share of common stock. None of the rights of the common stock are being changed as a result of the reverse split and, therefore, the rights of the shareholders will remain unchanged, including the right of one vote for each share of common stock in any action requiring a vote of the holders of common stock and liquidation after any preference shares and dividends when and if declared by the board of directors. Shareholders do not have any dissenter or appraisal rights in connection with the reverse split. There will be no change in the number of shareholders as a result of the reverse split. There is no intention to take the company private because of the reverse split or otherwise.

         We are presently authorized under our certificate of incorporation to issue 65,000,000 shares of common stock, and 10,000,000 shares of preferred stock of which 1,500,000 have been designated as the Series B Preferred Shares. We are not proposing to reduce the amount of authorized shares of common stock or shares of preferred stock. On the Record Date, there were 9,396,629 shares of common stock outstanding and 953,824 shares of Series B Preferred Stock with the right to vote the equivalent of 176,793,329 shares of common stock.

         With an authorized number of 65,000,000 shares of common stock remaining unchanged, the number of unissued shares that will be available for future issuance will increase dramatically after the proposed reverse split, even with the conversion of the Series B Preferred Stock. We are committed to issue 7,071,733 shares (on a post-reverse split basis) in exchange for the outstanding shares of Series B Preferred Stock pursuant to the terms of the Certificate of Designations for that series of preferred stock. There are also options outstanding to acquire 342,344 shares of common stock on a reverse split basis assumed by Chiste in the exchange transaction.

         If the proposal is approved, after the reverse split, the Company will issue approximately 7,071,733 of its shares of common stock in exchange for all the issued and outstanding shares of Series B Preferred Stock and up to an additional estimated 26,000 additional shares of common stock under the special treatment provision described below.

         The company will not issue any fractional shares, but will round up to the next whole number of shares of common stock for the stockholder's aggregate holdings.

Special treatment of shareholders holding 2,500 or fewer common shares and fractional share treatment.

         Our board of directors approved special treatment of shareholders holding fewer than 2,500 shares of common stock to prevent those shareholders from holding less than 100 shares after the reverse split. Shareholders holding less than 2,500 shares but at least 100 shares as of the record date will receive 100 shares of common stock after the reverse split. The reverse split will not affect the common stock held by shareholders holding less than 100 shares as of the record date. The result of this special treatment is that an estimated 26,000 additional shares of common stock will be outstanding than if the reverse split identically affected all shareholders. This represents approximately 0.35% of the total number of shares of common stock outstanding after the reverse split. No fractional shares will be issued for any fractional share interest created by the reverse stock split and held by a shareholder with more than 100 shares after the revenue split; those shareholders will receive a full share of common stock for any fractional share interests created by the reverse split.

No exchange of stock certificates required

         Shareholders of the common stock and the Series B Preferred Stock will not be required to exchange outstanding stock certificates for new certificates in connection with the reverse split. Shareholders holding common stock may submit their share certificates to the company's transfer agent, Computershare Investor Services, 350 Indiana Street - Suite 800, Golden, Colorado 80401 and have reissued a new certificate representing the number of shares of common stock held after the reverse split. The holders of preferred stock will be issued share certificates representing the number of shares of common stock into which the Series B Preferred Stock is converted.

Reasons for Reverse Split

         In the judgment of the board of directors the change of the company's outstanding capitalization is desirable to consolidate the outstanding float, and to comply with its agreements with the members of HydroGen LLC pursuant to the exchange transaction by which Chiste acquired HydroGen LLC, with the investors in the HydroGen LLC private placement and the private placement of shares of Series B Preferred Stock to several institutional investors by Chiste.

Description of Series B Preferred Stock

         There are 953,824 shares of Series B Preferred Stock outstanding as of the record date. Each share of Series B Preferred Stock is convertible into
185.35215 shares of common stock ("Conversion Rate"). The preferred shares automatically convert into the common stock after the approval by a majority of common stock and the preferred share holders (voting together on an as-converted-to-common-stock basis) of this proposal for a 1 for 25 reverse stock split of the outstanding common stock. The Conversion Rate applicable to the preferred shares is subject to adjustment from time to time in the event of any stock dividend, stock split, reverse stock split, reorganization or other corporate event affecting the outstanding capital stock of Chiste (including the proposed reverse split). The Conversion Rate will be adjusted downward to account for the proposed reverse split. Currently the preferred shares are convertible into 176,793,329 shares of common stock and after the reverse split they will be convertible into 7,071,733 shares of common stock.

         The holders of Series B Preferred Stock are entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote, including directors. Each preferred share carries the number of votes equal to the number of shares of common stock issuable in its conversion as of the relevant record ate.

         In the event of any liquidation, dissolution or winding up of Chiste, the assets of Chiste available for distribution to shareholders will be distributed first to the holders of the Series B Preferred Stock up to the stated value per share of $33.09 and then among the holders of preferred shares and the holders of any other class of equity securities of Chiste, including the common stock, pro rata, on an as-converted-to-common stock basis.

         The holders of Series B Preferred Stock are entitled to dividends in the event that Chiste pays cash or other dividends in property to holders of outstanding shares of its common stock, which dividends would be made pro rata, on an as-converted-to-common-stock basis.

         During any period in which the Series B Preferred Stock are outstanding, Chiste is not permitted to, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding preferred shares, voting as a separate class:

         o create (by reclassification or otherwise) any new class or series of shares having rights, preferences or privileges equal or senior to the Series B Convertible Preferred Shares;

         o directly or indirectly, alter or change the rights, preferences or privileges of the Series B Convertible Preferred Shares;

         o amend Chiste's Articles of Incorporation in a manner that materially adversely affects the rights, preferences or privileges of the holders of the Series B Convertible Preferred Shares;

         o increase or decrease the authorized number of Preferred Shares of Chiste as a whole;

         o        liquidate or wind-up Chiste; or

         o redeem, purchase or otherwise acquire (or pay into or set funds aside for a sinking fund for such purpose) any share or shares of Preferred Shares or common stock; provided, however, that this restriction will not apply to the repurchase of shares of common stock from employees, officers, directors, consultants or other persons performing services for Chiste or any subsidiary pursuant to agreements under which Chiste has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal.

         Upon the mandatory conversion, the holders of the Series B Preferred Stock will become holders of common stock and their rights under the terms of the preferred stock will terminate. Because the preferred stock has the right to vote on all matters presented to the holders of common stock, there will not be any further dilution to the voting authority of the common stock. Because the rights of the preferred stock terminate on conversion, after the reverse split and conversion, all the stockholders will be treated equally as to voting, dividend and liquidation rights. The company is not in arrears on any dividends or in default on any of the terms of the preferred stock.

         Upon the mandatory conversion, or any other redemption or extinguishment of the Series B Convertible Preferred Shares, the shares converted, redeemed or extinguished automatically will be returned to the status of authorized and unissued shares of preferred shares, available for future designation and issuance pursuant to the terms of Chiste's Articles of Incorporation.

Approval Requirement and Board of Directors Recommendation

         The approval of the proposed amendment requires the favorable vote of the holders of a majority of the outstanding shares of common stock and shares of Series B Preferred Stock, on an as converted basis, voting together as a single class.

         The board of directors believes that the advantages of the proposed amendment implementing a reverse split of the common stock and thereby a conversion of the Series B Preferred Stock into common stock outweigh the possible disadvantages of the amendment. Accordingly, the board of directors has unanimously approved the proposed amendment and unanimously recommends approval by shareholders.

              PROPOSAL 3: APPROVAL OF 2005 PERFORMANCE EQUITY PLAN

         On July 6, 2005, the board of directors authorized the creation of an equity performance plan by which it could grant various awards, including stock options, to its employees, directors and advisors and others, as a component of compensation. A form of the 2005 Performance Equity Plan, as amended by the board of directors on July 21, 2005, is attached to this proxy statement as Exhibit B.

         There are approximately 20 persons currently who will be eligible to be granted awards, including directors, officers, employees and advisors of HydroGen LLC and Chiste. No allocations of shares that may be subject to awards have been made in respect to any of the above categories of persons, including the executive officers of either HydroGen LLC or Chiste. All awards will be subject to the recommendations of management and approval of the board of directors. In the future, if a stock option committee or compensation committee is formed, then approval of awards will be subject to their authority as delegated by the board of directors and in compliance with the requirements of the securities laws and any exchange or trading medium on which the shares of common stock may be listed or traded.

         A summary of the principal features of the equity plan is provided below, but is qualified in its entirety by reference to the full text of the equity plan which is attached to this proxy statement as Exhibit B.

         Shares Available

         The equity plan reserves on a post-reverse split basis 500,000 shares of common stock for awards. If the shareholders approve this proposal, the total number of shares of common stock available for issuance under the stock option plan will be subject to the adjustments described below.

         Administration

         The plan is administered by our board of directors, but it may be delegated to a committee of the board of directors. Under the plan, the board of directors or a committee has full authority, subject to the provisions of the plan, to award any of the following, either alone or in tandem with each other:

         o        stock options;

         o        stock appreciation rights;

         o        restricted stock;

         o        deferred stock;

         o        stock reload options; and

         o        other stock-based awards.

         Subject to the provisions of the plan, the board of directors or committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of award to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards. The interpretation and construction of any provisions of, and the determination by the board of directors or committee of any questions arising under, the plan or any rule or regulation pursuant to the plan is final and binding on all persons interested in the plan.

         Stock subject to the plan

         The plan authorizes a total of 1,100,000 shares of common stock (post-reverse split basis) to be granted as awards under the plan. In order to prevent the dilution or enlargement of rights under the plan, the board of directors or committee may determine whether or not to adjust the terms of the awards or the number of shares reserved for issuance under the plan in the event of any stock split, reverse stock split, stock dividend payable on our shares of common stock, combination or exchange of shares, or other extraordinary event occurring after the grant of an award. Shares of our common stock that are awarded under the plan may be either treasury shares or authorized but unissued shares. Treasury shares are those purchased or acquired by us from a shareholder or in the public market. If any award granted under the plan is forfeited or terminated, the shares of common stock reserved for issuance pursuant to the award will be made available for future award grants under the plan. The committee may not grant to any one holder options to purchase more than 1,100,000 shares of common stock (the full amount of the plan) in any one calendar year in the aggregate under the plan.

         Eligibility

         Subject to the provisions of the plan, awards may be granted to key employees, officers, directors, advisors and consultants who are deemed to have rendered or are able to render significant services to us or our subsidiaries and who are deemed to have contributed or to have the potential to contribute to our success. Incentive stock options may only be awarded to individuals who are our employees at the time of grant. Notwithstanding the foregoing, an award may be granted to an individual in connection with his or her hiring or retention, or at any time on or after the date he or she reaches an agreement with us, either oral or in writing, with respect to his or her hiring, even though it may be prior to the date he or she first performs services for us or our subsidiaries. However, no portion of any award of this nature can vest prior to the date that the individual first performs the services he or she was hired or retained to perform.

         Types of awards

         Options. Under the plan, we may award to participants stock options that:

         o are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code; or

         o        are not intended to be so qualified.

         Incentive stock options may only be awarded to our employees and those of our subsidiaries. To the extent that any stock option intended to qualify as an incentive stock option does not so qualify it will constitute a non-incentive stock option.

         The board or directors or committee will fix the term of each stock option. However, an incentive stock option may be granted only within the ten-year period commencing from the effective date of the plan and may only be exercised within ten years from the date of grant, or five years from the date of grant in the case of a participant who at the time the stock option is granted owns more than 10% of the total combined voting power of all of our classes of voting securities.

         The exercise price of stock options granted under the plan will be determined by the board of directors or committee at the time of the grant, but in no event will the price be less than the fair market value of the underlying common stock on the last trading day prior to the date the stock option is granted. However, the exercise price of an incentive stock option granted to a 10% shareholder will not be less than 110% of the fair market value of the shares on the last trading day prior to the date the stock option is granted. The number of shares covered by incentive stock options which may be exercised by participants in any year cannot have an aggregate fair market value in excess of $100,000, measured at the date of grant.

         The board of directors or committee will determine the terms and conditions of stock options and when they will become exercisable. Any requirement that options be exercised in installments may be waived in whole or in part by the board of directors or committee.

         Payment of the exercise price may be made in cash, in shares of our common stock owned by the participant, in a combination of the two, or otherwise, as reflected in the applicable award agreement. Additionally, the board of directors or committee may permit a participant to elect to pay the exercise price by irrevocably authorizing a third party to sell shares of common stock, or a sufficient portion of the shares, acquired upon exercise of the stock option and pay to us a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from the exercise. A participant has no rights as a shareholder with respect to the shares of our common stock underlying a stock option granted under the plan until shares are actually issued upon exercise of the stock option.

         If the employment of a participant who is an employee of ours or a subsidiary of ours is terminated by reason of the participant's death or disability, any stock option held by the participant will automatically terminate except that any vested portion of the option may be exercised by the disabled participant, or by his legal representative or legatee, as the case may be, for a period of one year or a greater or lesser period as may be specified by the board of directors or committee in the grant, from the date of the death or disability, or until the expiration of the exercise period for the stock option, which ever is shorter.

         Unless otherwise provided in the grant of a stock option, if a participant's employment with us or any of our subsidiaries is terminated for any reason other than due to death or disability, the participant's stock option will automatically terminate. However, if the participant's employment is terminated without cause, the stock option will be exercisable as to its vested portion for 30 days after termination and if the participant's employment is terminated due to retirement on or after the age of 62, then the portion of his or her stock option which has vested as the date of termination may be exercised for six months after termination or for the balance of the stock option's exercise period, which ever is shorter.

         Stock appreciation rights. Under the plan, our board of directors or committee may grant stock appreciation rights to participants who have received stock options. A stock appreciation right entitles the holder to surrender to us all or a portion of a stock option in exchange for a number of shares of our common stock determined by multiplying the excess of the fair market value per share of our common stock on the exercise date over the exercise price per share by the number of shares subject to the stock option and then dividing it by the fair market value of the common stock on the date the stock appreciation right is exercised. In the case of an incentive stock option, a stock appreciation right may only be granted simultaneously with the grant of the underlying incentive stock option. In the case of non-incentive stock option, a stock appreciation right may be granted at or after the time of the grant of the underlying non-incentive stock option. A stock appreciation right will terminate upon termination or exercise of the related stock option. Upon exercise of a stock appreciation right, the underlying stock option will be deemed to have been exercised, and the related shares of our common stock will no longer be available for issuance under the plan.

         Restricted stock. Our board of directors or committee may award shares of our common stock which are subject to restrictions as the board of directors or committee may determine in addition to, or in lieu of, other awards granted to participants under the plan. The board of directors or committee will determine at the time of the award, the period during which the award may be subject to forfeiture and the vesting schedule of the shares under the award. A participant will have the right to vote the restricted stock granted to him and to receive dividend payments distributed on the shares in the form of cash or cash equivalents. However, during the time that restricted stock is subject to forfeiture and until the restricted stock is fully vested, we will retain custody of the stock certificate representing the restricted shares and will retain custody of all distributions, other than payment of dividends in cash or in cash equivalents, made or declared with respect to the restricted stock. If the participant breaches the terms or conditions set forth in the plan or in the award agreement pertaining to the restricted stock award, or if the restricted stock otherwise does not vest, then the participant will forfeit the award of restricted stock and any distributions which were retained by us relating to the restricted stock.

         Deferred stock. Our board of directors or committee may award shares of our common stock to be received at the end of a specified deferral period and upon satisfaction of any other applicable restrictions, terms and conditions provided for in the grant of the award. Any deferred stock that does not vest will be forfeited. Deferred stock awards granted under the plan may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of other than to us the applicable deferral period. A participant will not have any rights as a shareholder by virtue of the award of deferred stock until the expiration of the applicable deferral period and the issuance by of a stock certificate evidencing the award of the deferred stock. A participant may request that the board of directors or committee defer issuance of an award of deferred shares for an additional specified period, subject to certain conditions.

         Stock reload options. Our board of directors or committee may grant to a participant, concurrently with the grant of an incentive stock option, and at or after the time of grant in the case of a non-incentive stock option, an option covering a number of shares up to the amount of shares of our common stock held by the participant for at least six months and used to pay all or part of the exercise price of an option, and any shares withheld by us as payment for withholding taxes. Any stock reload option will have an exercise price equal to the fair market value of our common stock as of the date of grant of the stock reload option. Unless otherwise provided in the stock reload option grant, a stock reload option may be exercised commencing one year after it is granted and will expire on the date of expiration of the stock option to which the reload option is related.

         Other stock-based awards. Our board of directors or committee may award other stock-based awards, subject to limitations under applicable law, in addition to, or in lieu of, other awards granted to participants under the plan. These other stock-based awards are payable in, valued in, or otherwise based on, or related to, our shares of common stock. These other stock-based awards may be in the form of the right to purchase shares of our common stock which are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of our common stock, as well as awards valued by reference to the value of securities of, or the performance of, one of our subsidiaries. Subject to the terms of the plan, the board of directors or committee has complete discretion to determine the terms and conditions of other stock-based awards. Other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the plan or any other plan in effect.

         Accelerated Vesting and Exercisability

         Unless otherwise provided in the grant of an award, if any "person," as is defined in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934, as amended ("Exchange Act"), is or becomes the "beneficial owner," as referred in Rule 13d-3 under the Exchange Act, directly or indirectly, of our securities representing 35% or more of the combined voting power of our then outstanding voting securities in one or more transactions, and our board of directors does not authorize or approve the acquisition, then the vesting periods with respect to options and awards granted and outstanding under the plan will be accelerated and will immediately vest, and each participant of an option and award will have the immediate right to purchase and receive all shares of our common stock subject to the option and award in accordance with the terms set forth in the plan and in the corresponding award agreements.

         Unless otherwise provided in the grant of an award, the board of directors or committee may, in the event of an acquisition of substantially all of our assets or at least 35% of the combined voting power of our then outstanding securities in one or more transactions, including by way of merger or reorganization, which has been approved by our board of directors, accelerate the vesting of any and all stock options and other awards granted and outstanding under the plan.

         Repurchases

         Unless otherwise provided in the grant of an award, the board of directors or committee may, in the event of an acquisition of substantially all of our assets or at least 35% of the combined voting power of our then outstanding securities in one or more transactions, including by way of merger or reorganization, which has been approved by our board of directors, require a holder of any award granted under the plan to relinquish the award to us upon payment by us to the holder of cash in an amount equal to the fair market value of the award or $0.01 per share for awards that are out-of-the money.

         Forfeitures

         Unless otherwise provided in the grant of an award, if a participant's employment with us or a subsidiary of ours is terminated for any reason and within 12 months of the termination, the person either:

         o accepts employment with any competitor of, or otherwise engages in competition with, our business;

         o solicits any of our or our subsidiaries' customers or employees to do business with or render services to the person or any business with which the person becomes affiliated or to which the person renders services; or

         o discloses to anyone outside our company or uses any of our or our subsidiaries' confidential information or material in violation of our policies or any agreement between the person and us or any of our subsidiaries, the board of directors or committee may require the participant to return to us the economic value of any award which was obtained by the participant during the period beginning six months prior to the date the participant's employment with us was terminated. Unless otherwise provided in the grant of an award, if a participant is terminated for cause, the board of directors or committee may require that the participant return to us the economic value of any award which was obtained by the participant during the six month period.

         Withholding taxes

         We may withhold, or require participants to remit to us, an amount sufficient to satisfy any federal, state or local withholding tax requirements associated with awards under the plan. If permitted by our board of directors or committee, tax withholding may be settled with shares of our common stock, including shares that are part of the award that gives rise to the withholding requirement.

         Awards of stock appreciation rights, deferred shares, performance shares and performance units under the plan may, in some cases, result in the deferral of compensation that is subject to the requirements of Code Section 409A. To date, the U.S. Treasury Department and Internal Revenue Service have issued only preliminary guidance regarding the impact of Code Section 409A on the taxation of these types of awards. Generally, to the extent that deferrals of these awards fail to meet certain requirements under Code Section 409A, such awards will be subject to immediate taxation and tax penalties in the year they vest unless the requirements of Code Section 409A are satisfied. It is the intent of the Company that awards under the 2005 Plan will be structured and administered in a manner that complies with the requirements of Code Section 409A.

         Agreements; Transferability

         Stock options, stock appreciation rights, restricted stock, deferred stock, stock reload options and other stock-based awards granted under the plan will be evidenced by agreements consistent with the plan in a form as prescribed by the board of directors or committee. Neither the plan nor agreements evidencing awards under the plan confer any right to continued employment upon any holder of a stock option, stock appreciation right, restricted stock, deferred stock, stock reload option or other stock-based award. Further, except as:

         o        expressly provided in the plan,

         o        expressly provided in the grant of an award, or

         o discussed above with respect to the transferability of stock options in certain limited exceptions,

all agreements will provide that the right to exercise stock options, receive restricted stock after the expiration of the restriction period or deferred stock after the expiration of the deferral period, receive payment under other stock-based awards, or exercise a stock appreciation right cannot be transferred except by will or the laws of descent and distribution.

         Stock options may not be assigned or transferred by a participant except by will or by the laws of descent and distribution, and during the lifetime of a participant, the stock options may only be exercisable by the person to whom it was granted, or, to the extent of legal incapacity or incompetence, the participant's guardian or legal representative. Notwithstanding the foregoing, with the approval of the board of directors or committee, a participant may transfer a stock option:

         o by gift, for no consideration, or pursuant to a domestic relations order, in either case, to or for the benefit of the participant's immediate family; or

         o to an entity in which the participant or members of the participant's immediate family own more than fifty percent of the voting interest, in exchange for an interest in that entity.

Additionally, the transfer will be subject to any additional limits that the board of directors or committee may establish and the execution of any documents that the board of directors or committee may require. If a transfer of this nature is made, the transferee shall remain subject to all the terms and conditions applicable to the stock option prior to the transfer.

         Term and amendments

         The plan will terminate when there are no awards outstanding and when no further awards may be granted, provided that incentive options may only be granted until July 6, 2015. Our board of directors has the right to amend, suspend or discontinue any provision of the plan, provided that the action may not adversely affect awards previously granted between a participant and us without the participant's consent.

         Federal income tax consequences

         The following discussion of the federal income tax consequences of participation in the plan is only a summary of the general rules applicable to the grant and exercise of stock options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

         Incentive stock options

         Participants will recognize no taxable income upon the grant or exercise of an incentive stock option. The participant will realize no taxable income when the incentive stock option is exercised if the participant has been an employee of our company or our subsidiaries at all times from the date of the grant until three months before the date of exercise, one year if the participant is disabled. The excess, if any, of the fair market value of the shares on the date of exercise of an incentive stock option over the exercise price will be treated as an item of adjustment for a participant's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. We will not qualify for any deduction in connection with the grant or exercise of incentive stock options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to a participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be, if the shares are capital assets.

         If common stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of the holding periods described above:

         o the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for the shares; and

         o we will qualify for a deduction equal to any amount recognized, subject to the limitation that the compensation be reasonable.

         In the case of a disposition of shares earlier than two years from the date of the grant or in the same taxable year as the exercise, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on the disposition over the exercise price, which is the same amount included in regular taxable income.

         Non-Incentive stock options

         With respect to non-incentive stock options:

         o upon grant of the stock option, the participant will recognize no income provided that the exercise price was not less than the fair market value of our common stock on the date of grant;

         o upon exercise of the stock option, if the shares of common stock are not subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and we will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and

         o we will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant.

         On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

         If the shares acquired upon exercise of a non-incentive stock option are subject to a substantial risk of forfeiture, the participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless the participant timely files under the Code, Section 83(b), to elect to be taxed on the receipt of shares, and we will qualify for a corresponding deduction at that time. The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount, if any, paid for the shares.

         Stock appreciation rights

         Upon the grant of a stock appreciation right, the participant recognizes no taxable income and we receive no deduction. The participant recognizes ordinary income and we receive a deduction at the time of exercise equal to the cash and fair market value of common stock payable upon the exercise.

         Restricted stock

         A participant who receives restricted stock will recognize no income on the grant of the restricted stock and we will not qualify for any deduction. At the time the restricted stock is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the restricted stock at the time the restriction lapses over the consideration paid for the restricted stock. A participant's shares are treated as being subject to a substantial risk of forfeiture so long as his or her sale of the shares at a profit could subject him or her to a suit under Section 16(b) of the Exchange Act. The holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis for the shares will generally be the fair market value of the shares on this date.

         A participant may elect under Section 83(b) of the Code, within 30 days of the transfer of the restricted stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the shares of restricted stock, as determined without regard to the restrictions, over the consideration paid for the restricted stock. If a participant makes an election and thereafter forfeits the shares, no ordinary loss deduction will be allowed. The forfeiture will be treated as a sale or exchange upon which there is realized loss equal to the excess, if any, of the consideration paid for the shares over the amount realized on such forfeiture. The loss will be a capital loss if the shares are capital assets. If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.

         On a disposition of the shares, a participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

         Whether or not the participant makes an election under Section 83(b), we generally will qualify for a deduction, subject to the reasonableness of compensation limitation, equal to the amount that is taxable as ordinary income to the participant, in its taxable year in which the income is included in the participant's gross income. The income recognized by the participant will be subject to applicable withholding tax requirements.

         Dividends paid on restricted stock which is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the participant and will be deductible by us subject to the reasonableness limitation. If, however, the participant makes a
Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the participant, but will not be deductible by us.

         Deferred stock

         A participant who receives an award of deferred stock will recognize no income on the grant of the award. However, he or she will recognize ordinary compensation income on the transfer of the deferred stock, or the later lapse of a substantial risk of forfeiture to which the deferred stock is subject, if the participant does not make a Section 83(b) election, in accordance with the same rules as discussed above under the caption "Restricted stock."

         Other stock-based awards

         The federal income tax treatment of other stock-based awards will depend on the nature and restrictions applicable to the award.

Approval Requirement and Board of Directors Recommendation

         The approval of the 2005 Performance Equity Plan requires the favorable vote of the holders of a majority of the shares of common stock and shares of Series B Preferred Stock, on an as converted basis, voting together as a single class, present and entitled to vote at the meeting.

         The board of directors believes that the advantages of the equity plan outweigh the possible disadvantages of not having an equity plan available for awards. Accordingly, the board of directors has unanimously approved the proposed equity plan and unanimously recommends its approval by shareholders.

Current Outstanding Stock Options

         Pursuant to the exchange transaction in which Chiste acquired HydroGen LLC, Chiste assumed outstanding options to acquire securities of HydroGen LLC. In the aggregate, Chiste assumed the obligation to issue 8,558,600 shares of common stock on a pre-reverse split basis and 342,344 shares of common stock after the reverse split. The average after-split exercise price is approximately $4.34 per share. None of the above options were approved by the Chiste shareholders, however, they were approved by a majority of the HydroGen LLC members. Each of these options is held by an employee of HydroGen LLC, and are deemed an individual compensation arrangement. The agreements have vesting periods of up to 36 months and are exercisable for up to ten years after grant.

                                         Number of securities to
                                          be issued on exercise          Weighted average
                                          of outstanding options       exercise prices (not           Securities
                                            (not adjusted for          adjusted for reverse      remaining available
Plan                                          reverse split)                  split)             for future issuance
-------------------------------------    -------------------------     ----------------------    ---------------------
Individual Compensation Plan                       8,558,600                    $0.174                   N/A


                             INDEPENDENT ACCOUNTANTS

         Goldstein Golub Kessler LLP was our independent accountants for the fiscal year ending December 31, 2004 and have been retained for 2005. Because this special meeting is not being held for the approval of the accountants for the next fiscal year or in connection with the election of directors, no representative of Goldstein Golub Kessler LLP will be available at the meeting.

                             SOLICITATION OF PROXIES

         We are soliciting the proxies of shareholders pursuant to this proxy statement. We will bear the cost of this proxy solicitation. In addition to solicitations of proxies by use of the mail, some of our officers or employees, without additional remuneration, may solicit proxies personally or by telephone. We may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate, and may reimburse them for reasonable expenses related thereto.

                      SHAREHOLDER PROPOSALS AND NOMINATIONS

Shareholder Proposals and Nominations

         Proposals of shareholders intended to be presented at the special meeting to be held in 2006 must be received at our offices within a reasonable time prior to we print and mail the proxy statement for that meeting. We will give notice of the proposed meeting date and mailing date in subsequent filings by the company.

         Our by-laws contain provisions in it intended to promote the efficient functioning of our shareholder meetings. Under the by-laws, shareholders must provide us with at least 30 days and no more than 60 days notice of persons the shareholder intends to nominate for election as directors at the meeting. Shareholder nominations for persons to be elected as directors must include the name and address of the shareholder making the nomination, a representation that the shareholder owns shares of common stock entitled to vote at the shareholder meeting and the number held by both the shareholder and nominee, a description of all arrangements between the shareholder and each nominee and any other persons relating to the nomination, the information about the nominees required by the Exchange Act of 1934 and a consent to nomination of the person nominated.

         Shareholder proposals or nominations should be addressed to Corporate Secretary, 1801 Route 51 South, Jefferson Hills, Pennsylvania 15025.

Incorporation by Reference

         We are delivering with this proxy statement a copy of the Current Report on Form 8-K, dated July 7, 2005 which discusses the consummation of the acquisition by exchange of HydroGen, LLC, and the Current Report dated July 6,

2005, as amended, which discusses the change in accountants. We specifically incorporate by reference herein the following:

      (A) the statement of operations and cash flows of HydroGen LLC for the year ended December 31, 2003, and the statement of members' deficiency for the period from November 11, 2001 (inception) to December 31, 2001 and the years ended December 31, 2002 and 2003 and the balance sheet as of December 31, 2004 and the related statements of operations, members' deficiency and cash flows for the year then ended, and the unaudited financial statements for the three month periods ended March 31, 2005 and 2004 and the period November 11, 2001 (inception) through March 31, 2005, found on the pages immediately after the signature page of the Current Report on Form 8-K, dated July 7, 2005;

      (B) the management discussion and analysis of operations or plan of operations, found on pages 22 to 27 of the Current Report on Form 8-K, dated July 7, 2005; and

      (C) the change in accountants disclosed in the Current Report on Form 8-K dated July 6, 2005, as amended on July 13, 2005, found at page 2 of each report.

Discretionary Voting of Proxies on Other Matters

         We do not now intend to bring before the special meeting any matters other than those specified in the Notice of the Special Meeting, and we do not know of any business which persons other than the board of directors intend to present at the special meeting. Should any business requiring a vote of the shareholders, which is not specified in the notice, properly come before the special meeting, the persons named in the accompanying proxy intend to vote the shares represented by them in accordance with their best judgment.


                                            By Order of the Board of Directors

                                            Scott Schecter
                                            Secretary
Jefferson Hills, Pennsylvania
August 1, 2005

                                    Exhibit A

                    Form of Articles of Incorporation for the
                 Change of Corporate Name and the Reverse Split

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada  89701-4299
(775) 684-5708
Website: secretaryofstate.biz

================================================================================
                           Certificate of Amendment
                      (PURSUANT TO NRS 78.385 AND 78.390)
================================================================================

Important:  Read attached instructions before completing form.

                                             ABOVE SPACE IS FOR OFFICE USE ONLY

              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.    Name of corporation:

      Chiste Corporation

--------------------------------------------------------------------------------

2. The articles have been amended as follows (provide article numbers, if available):

      Article First is hereby amended to change the name of the corporation to "HydroGen Corporation".

--------------------------------------------------------------------------------

      Article Fourth is modified to provide for a reverse split of the outstanding shares of common stock at the rate of one share for every 25 outstanding shares, without changing the authorized capital of the corporation of 65,000,000 shares of common stock and 10,000,000 shares of preferred stock.

--------------------------------------------------------------------------------

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: The common stock and Series B Preferred Stock, on an as converted basis, voting as a single class, approved the name change and reverse split - the equivalent of ____ shares of common stock were cast in favor representing % of the shares entitled to vote.*

4.    Effective date of filing (optional):_______________________________ (must not be later than 90 days after the certificate is filed)

5. Officer Signature (required):__________________________ Joshua Tosteson, President

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees.  See attached fee schedule.

                                  Nevada Secretary of State AM 78.365 Amend 2003
                                                             Revised on 11/03/03

                                    Exhibit B

                          2005 Performance Equity Plan

                                  Approved by Board of Directors on July 6, 2005 Amended by Board of Directors on July 21, 2005
                                   Approved by Stockholders on _________________

                               Chiste Corporation

                          2005 Performance Equity Plan

      Section 1. Purpose; Definitions.

      1.1 Purpose. The purpose of the Chiste Corporation ("Company") 2005 Performance Equity Plan is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses. All share numbers are stated on a post-reverse split basis of the Common Stock at the rate of one for 25 outstanding shares. If the such reverse split is not approved or a different ratio is selected, the number of shares stated herein will be adjusted accordingly.

      1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

            (a) "Agreement" means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

            (b) "Board" means the Board of Directors of the Company.

            (c) "Cause" means the termination of employment of a Holder by the Company for a reason defined by the Committee as being for cause for purposes of this Plan. Notwithstanding the forgoing, if a Holder is a party to a written agreement embodying the material terms of his employment by the Company or a Subsidiary and "cause" has been defined thereunder, the definition of "cause" contained in such written agreement shall control.

            (d) (i) an unauthorized use or disclosure of the Company's or a Subsidiary's confidential information or trade secrets by a Holder, which use or disclosure causes material harm to the Company of the Subsidiary, (ii) a material breach of any agreement between the Company or a Subsidiary and the Holder that relates to or was entered into in connection with the Holder's employment by, or consultancy with, the Company or a Subsidiary ("Employment/Consulting Agreement"), (iii) a material failure to comply with the written policies or rules of the Company or a Subsidiary, (iv) conviction of, or plea of "guilty" or "no contest" to, a felony under the laws of the United States or any state thereof, (v) a continued failure to perform assigned duties, consistent with any Employment/Consulting Agreement, after receiving written notification of such failure from the Board, (vi) repeated acts of insubordination, or (vii) irresponsible, unauthorized acts or any willful misconduct, gross negligence or willful failure to act which has, or can reasonably be expected to have, a material adverse effect on the business, financial condition or performance, reputation or prospects of the Company

            (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, and the regulations promulgated thereunder.

            (f) "Committee" means the Compensation Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

            (g) "Common Stock" means the Common Stock of the Company, $0.01 par value per share.

            (h) "Company" means Chiste Corporation, a corporation organized under the laws of the State of Nevada.

            (i) "Deferred Stock" means Common Stock to be received under an award made pursuant to Section 8, below, at the end of a specified deferral period.

            (j) "Disability" means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan. Notwithstanding the forgoing, if a Holder is a party to a written agreement embodying the material terms of his employment by the Company or a Subsidiary and "disability" has been defined thereunder, the definition of "disability" contained in such written agreement shall control.

            (k) "Effective Date" means the date set forth in Section 12.1 below.

            (l) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market, Nasdaq SmallCap Market or the NASD OTC Bulletin Board, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange, Nasdaq or the NASD, as the case may be, or if no sale was reported on that date, then on the last preceding date on which such sale took place; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market, Nasdaq SmallCap Market or the NASD OTC Bulletin Board, but is traded in the residual over-the-counter market, the last sale price of the Common Stock on such date, as reported by Pinksheets, LLC or similar publisher of such information, or if no sale was reported on that date, then on the last preceding date on which such sale took place; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith. Notwithstanding the foregoing, the Committee may use any other definition of Fair Market Value consistent with applicable tax, accounting and other rules.

            (m) "Holder" means a person who has received an award under the Plan.

            (n) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

            (o) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

            (p) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as "retirement age" for any particular Holder. If no age is designated, it shall be 62.

            (q) "Other Stock-Based Award" means an award under Section 9, below, that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

            (r) "Parent" means any present or future "parent corporation" of the Company, as such term is defined in Section 424(e) of the Code.

            (s) "Plan" means the Chiste Corporation 2005 Performance Equity Plan, as hereinafter amended from time to time.

            (t) "Repurchase Value" shall mean the Fair Market Value in the event the award to be settled under Section 2.2(h) or repurchased under Section 10.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) in the event the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

            (u) "Restricted Stock" means Common Stock received under an award made pursuant to Section 7, below, that is subject to restrictions under said
Section 7.

            (v) "SAR Value" means the excess of the Fair Market Value (on the exercise date) over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

            (w) "Stock Appreciation Right" means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

            (x) "Stock Option" or "Option" means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

            (y) "Stock Reload Option" means any option granted under Section 5.3 of the Plan.

            (z) "Subsidiary" means any present or future "subsidiary corporation" of the Company, as such term is defined in Section 424(f) of the Code.

            (aa) "Vest" means to become exercisable or to otherwise obtain ownership rights in an award.

      Section 2. Administration.

      2.1 Committee Membership. The Plan shall be administered by the Board or a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. If the Common Stock is registered under Section 12 of the Exchange Act, then the Committee members, to the extent possible and deemed to be appropriate by the Board, shall be "non-employee directors" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and "outside directors" within the meaning of Section 162(m) of the Code.

      2.2 Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

            (a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

            (b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

            (c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

            (d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan;

            (e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the payment or crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Common Stock;

            (f) to determine the extent and circumstances under which Common Stock and other amounts payable with respect to an award hereunder shall be deferred that may be either automatic or at the election of the Holder;

            (g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms; and

            (h) to make payments and distributions with respect to awards (i.e., to "settle" awards) through cash payments in an amount equal to the Repurchase Value.

      Notwithstanding anything contained herein to the contrary, the Committee shall not grant to any one Holder in any one calendar year awards for more than 1,100,000 shares in the aggregate. 2.3 Interpretation of Plan.

            (a) Committee Authority. Subject to Section 11, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

            (b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such
Section 422. Section 3. Stock Subject to Plan.

      3.1 Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 1,100,000 shares. Shares of Common Stock under the Plan ("Shares") may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. If a Holder pays the exercise price of a Stock Option by surrendering any previously owned shares and/or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the

Stock Option exercise, then the number of shares available under the Plan shall be increased by the lesser of (i) the number of such surrendered shares and shares used to pay taxes; and (ii) the number of shares purchased under such Stock Option.

      3.2 Adjustment Upon Changes in Capitalization, Etc. In the event of any merger, reorganization, consolidation, common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

      Section 4. Eligibility.

      Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant. Notwithstanding the foregoing, an award may be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services.

      Section 5. Stock Options.

      5.1 Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The maximum number of Shares that may be issuable upon the exercise of Incentive Stock Options awarded under the Plan shall be 1,100,000. The Committee shall have the authority to grant Incentive Stock Options or Non-Qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

      5.2 Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

            (a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns

Common Stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company ("10% Stockholder").

            (b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the date of grant (or, if greater, the par value of a share of Common Stock); provided, however, that (i) the exercise price of an Incentive Stock Option granted to a 10% Stockholder shall not be less than 110% of the Fair Market Value on the date of grant; and (ii) if the Stock Option is granted in connection with the recipient's hiring, retention, reaching an agreement (oral or written) with the Company with respect to such hiring or retention, promotion or similar event, the option exercise price may be not less than the Fair Market Value on the date on which the recipient is hired or retained, reached such agreement with respect to such hiring or retention, or is promoted (or similar event), if the grant of the Stock Option occurs not more than 120 days after the date of such hiring, retention, agreement, promotion or other event.

            (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 10, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

            (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law, including, but not limited to, permitting payment by surrender of a portion of the Stock Option that has a "value" equal to the difference between the purchase price of the Common Stock issuable upon exercise of the Option and the Fair Market Value on the date prior to exercise, multiplied by the number of Shares underlying the portion of the Stock Option being surrendered, all as may be set forth in the Agreement representing such Stock Option. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise). Payments in the form of Common Stock shall be valued at the Fair

Market Value on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided, however, that, notwithstanding the provisions of Section 8 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a Stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option. The Committee may permit a Holder to elect to pay the Exercise Price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

            (e) Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder's guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder's "Immediate Family" (as defined below), or
(ii) to an entity in which the Holder and/or members of Holder's Immediate Family own more than fifty percent of the voting interest, in exchange for an interest in that entity, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require. In such event, the transferee shall remain subject to all the terms and conditions applicable to the Stock Option prior to such transfer. The term "Immediate Family" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder's household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets.

            (f) Termination by Reason of Death. If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

            (g) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter.

            (h) Other Termination. Subject to the provisions of Section 13.3, below, and unless otherwise determined by the Committee and set forth in the Agreement, if such Holder's employment or retention by, or association with, the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary (i) without cause the vested portion of the Stock Option on the date of termination may be exercised for the lesser of 30 days after termination of employment or the balance of such Stock Option's term (ii) due to Normal Retirement, then the vested portion of the Stock Option on the date of termination may be exercised for the lesser of six months after termination of employment or the balance of such Stock Option's term.

            (i) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

            (j) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

      5.3 Stock Reload Option. If a Holder tenders shares of Common Stock to pay the exercise price of a Stock Option ("Underlying Option") and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes, then the Holder may receive, at the discretion of the Committee, a new Stock Reload Option to purchase that number of shares of Common Stock equal to the number of shares tendered to pay the exercise price and the withholding taxes (but only if such tendered shares were held by the Holder for at least six months). Stock Reload Options may be any type of option permitted under the Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee from time to time. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of exercise of the Underlying Option. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Underlying Option to which the Reload Option is related.

      Section 6. Stock Appreciation Rights.

      6.1 Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

      6.2 Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

            (a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

            (b) Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

            (c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

            (d) Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available under for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

      Section 7. Restricted Stock.

      7.1 Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture ("Restriction Period"), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.

      7.2 Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

            (a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the

Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

            (b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

            (c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 10, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

      Section 8. Deferred Stock.

      8.1 Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period ("Deferral Period") during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

      8.2 Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

            (a) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 8.2 (d) below, where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

            (b) Rights of Holder. A person entitled to receive Deferred Stock shall not have any rights of a Stockholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Common Stock. The shares of Common Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Common Stock to the Holder.

            (c) Vesting; Forfeiture. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to
Section 10, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

            (d) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event ("Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

      Section 9. Other Stock-Based Awards.

      Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

      Section 10. Accelerated Vesting and Exercisability.

      (a) Non-Approved Transactions. If any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act of 1934, as amended ("Exchange Act")), is or becomes the "beneficial owner" (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and awards.

            (b) Approved Transactions. The Committee may, in the event of an acquisition of substantially all of the Company's assets or at least 65% of the combined voting power of the Company's then outstanding securities in one or more transactions (including by way of merger or reorganization) which has been approved by the Company's Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, and (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award.

      Section 11. Amendment and Termination.

      The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder's consent, except as set forth in this Plan. Section 12. Term of Plan.

      12.1 Effective Date. The Plan shall be effective as of July 6, 2005 ("Effective Date"), provided, however, that if the Plan is not approved by the Company's stockholders within one year after the Effective Date, any Incentive Stock Options awarded under the Plan prior to the one year anniversary shall no longer be deemed Incentive Stock Options, but shall otherwise remain in full force and effect.

      12.2 Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten year period following the Effective Date.

      Section 13. General Provisions.

      13.1 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

      13.2 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

      13.3 Employees.

            (a) Termination for Cause. The Committee may, if a Holder's employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Shares that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder's employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

            (b) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

      13.4 Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company's securities.

      13.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

      13.6 Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

      13.7 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions); provided, however, that all matters relating to or involving corporate law shall be governed by the laws of the State of Nevada.

      13.8 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

      13.9 Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

      13.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933 (the "Securities Act"), as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

      13.11 Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

      13.12 Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including the Nasdaq National Market and Nasdaq SmallCap Market.

                                                                 2005 Proxy Card

                           CHISTE CORPORATION - PROXY
                       Solicited By The Board Of Directors

              For The Special Meeting To Be Held on August 16, 2005

      The undersigned Shareholder(s) of Chiste Corporation, a Nevada corporation ("Company"), hereby appoints Leo Blomen, Joshua Tosteson, and Scott Schecter, or any of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Special Meeting of Shareholders of the Company to be held on August 16, 2005 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals. Holders of Series B Preferred Stock who vote against or abstain on proposal numbers one and two will have substituted for this proxy the authority of Mr. Tosteson to vote their securities pursuant to the terms of the voting agreements to which they are parties.

1. Proposal to change corporate name from "Chiste Corporation" to "HydroGen Corporation":

              FOR  |_|            AGAINST  |_|        ABSTAIN |_|

2. Proposal to effect a reverse split of the common stock at the rate of one new share for every 25 shares currently outstanding:

              FOR  |_|            AGAINST  |_|        ABSTAIN |_|

3.    Approval of the 2005 Performance Equity Plan:

              FOR  |_|            AGAINST  |_|        ABSTAIN |_|

              -----------------------------------------------------

4. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

              FOR  |_|            AGAINST  |_|        ABSTAIN |_|

|_|  I plan on attending the Special Meeting.

                                                 Date:                    , 2005
                                                       -------------------

                                                 ------------------------------
                                                  Signature

                                                 ------------------------------
                                                 Signature if held jointly

                                                 Please sign exactly as name
                                                 appears above. When shares are
                                                 held by joint tenants, both
                                                 should sign. When signing as
                                                 attorney, executor,
                                                 administrator, trustee or
                                                 guardian, please give full
                                                 title as such. If a
                                                 corporation, please sign in
                                                 full corporate name by
                                                 President or other authorized
                                                 officer. If a partnership,
                                                 please sign in partnership name
                                                 by authorized person.